UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2018

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2018, PBF Logistics LP (the “Partnership”) entered into a common unit purchase agreement (the “Common Unit Purchase Agreement”) with certain funds managed by Tortoise Capital Advisors, L.L.C. (collectively, the “Purchasers”) providing for the issuance and sale in a registered direct offering (the “Offering”) to the Purchasers of an aggregate of 1,775,750 common units (the “Units”) representing limited partner interests in the Partnership for gross proceeds of approximately $35.0 million (or a price of $19.71 per common unit).

The Common Unit Purchase Agreement contains lockup provisions restricting the Purchasers from selling, transferring or otherwise disposing of the Units for a period of 45 days after the closing, subject to certain exceptions. The Purchasers are also subject to standstill provisions restricting them from acquiring beneficial ownership of more than 4.9% of the Partnership’s then-outstanding common units, entering into business combinations with the Partnership, engaging in proxy solicitations or taking certain other actions with respect to the Partnership and holders of its common units for a period of one year after the date of the Common Unit Purchase Agreement. The Common Unit Purchase Agreement contains customary representations and warranties by the Partnership.

The Units will be offered under the Partnership’s shelf registration statement on Form S-3 (No. 333-207377) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Offering are described in the prospectus supplement dated July 16, 2018.

The Offering is expected to close on or about July 30, 2018, subject to the satisfaction of the closing conditions set forth in the Common Unit Purchase Agreement.

The foregoing description of the Common Unit Purchase Agreement is qualified in its entirety by reference to such Common Unit Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

In connection with the Offering, Kramer Levin Naftalis & Frankel, LLP rendered their opinion as to the validity of the Units and Hunton Andrews Kurth LLP rendered their opinion as to the legal conclusions as they relate to matters of U.S. federal income tax law, which opinions are filed as Exhibit 5.1 and Exhibit 8.1, respectively, hereto and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

In connection with the Offering, the Company disclosed certain information to prospective investors in a prospectus supplement dated July 16, 2018, copies of which may be obtained at the SEC’s website at http://www.sec.gov.

On July 17, 2018, PBFX issued a press release announcing that it has entered into an agreement with Crown Point International, LLC, formerly known as Axeon Specialty Products LLC, to purchase its wholly-owned subsidiary, CPI Operations LLC (the “East Coast Storage Assets Acquisition”), whose assets include a storage facility and other idled assets located on the Delaware River near Paulsboro, New Jersey. The East Coast Storage Assets Acquisition is expected to close in the fourth quarter of 2018, subject to customary regulatory and other approval, for total consideration of $107.0 million, which is comprised of an initial payment at closing of $75.0 million with the balance being payable one year after closing. PBFX also announced that the previously announced transaction to acquire several development assets from subsidiaries of PBF Energy Inc. on April 16, 2018, is expected to close on July 31, 2018. A copy of the press release announcing these transactions is attached hereto as Exhibit 99.2, which is incorporated by reference herein.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements contained in the exhibits to this report reflecting the Partnership’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Partnership’s control, including the possibility that the Partnership may not consummate the proposed transactions, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Partnership’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Partnership undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Common Unit Purchase Agreement, dated July 16, 2018

5.1	Opinion of Kramer Levin Naftalis & Frankel LLP

8.1	Opinion of Hunton Andrews Kurth LLP

23.1	Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1)

99.1	Press Release dated July 17, 2018

99.2	Press Release dated July 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
	By:	PBF Logistics GP LLC, its general partner

Date: July 17, 2018		By:	/s/ Trecia M. Canty
Trecia M. Canty Authorized Officer